UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

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BANCORP RHODE ISLAND, INC.
(Exact name of registrant as specified in its charter)

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Rhode Island
(State or other jurisdiction of incorporation)

333-33182	05-0509802
(Commission File Number)	(IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903
(Address of principal executive offices)

(401) 456-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.     Other Events

On April 19, 2011, Bancorp Rhode Island, Inc. (“BancorpRI”) entered into a definitive agreement with Brookline Bancorp, Inc. (“Brookline Bancorp”), whereby Brookline Bancorp will acquire BancorpRI and its subsidiary, BankRI, for approximately $234 million in cash and stock.

BancorpRI issued a press release regarding the transaction which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the merger, Brookline Bancorp intends to file with the Securities and Exchange Commission a registration statement on Form S-4, which will include a proxy statement of BancorpRI, and other relevant materials in connection with the proposed transaction.  Investors and security holders of BancorpRI are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Brookline Bancorp, BancorpRI and the proposed transaction.  The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed by Brookline Bancorp or BancorpRI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors may obtain free copies of the documents filed by Brookline Bancorp with the SEC by directing a written request to Paul R. Bechet, Chief Financial Officer, Brookline Bancorp, Inc., 160 Washington Street, Brookline, MA 02445.  Investors may obtain free copies of the documents filed by BancorpRI with the SEC by directing a written request to Linda H. Simmons, Chief Financial Officer, Bancorp Rhode Island, Inc., One Turks Head Place, Providence, RI 02903.

Participant Information

Brookline Bancorp, BancorpRI and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Bancorp Rhode Island in connection with the merger.  Information about the executive officers and directors of Brookline Bancorp is set forth in the proxy statement for Brookline Bancorp’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2011.  Information about the executive officers and directors of BancorpRI is set forth in the proxy statement for BancorpRI’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2011, and BancorpRI’s Annual Report on Form 10-K for the year ended December 31, 2010.  Investors may obtain additional information regarding the direct and indirect interests of Brookline Bancorp, BancorpRI and their respective executive officers and directors in the merger by reading the proxy statement/prospectus regarding the merger when it becomes available.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.         Exhibit

99.1	Press Release dated April 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

Date April 20, 2011	By:	/s/ Linda H. Simmons
Linda H. Simmons
Chief Financial Officer